UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814)870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2005, the Board of Directors of Erie Indemnity Company approved the extension of employment contracts for the Company's seven principal executive officers which included a reduction in the severance benefit multiple. Deferral options available under the current contracts were eliminated to conform the agreements to the requirements of the American Jobs Creation Act. The terms of the contracts will be four years for the president and chief executive officer and three years for the other officers. The amended contracts will become effective December 12, 2005, upon the expiration of the current contracts.

Item 9.01 Financial Statements and Exhibits.

99.1 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Douglas F. Ziegler
99.2 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jeffrey A. Ludrof
99.3 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and John J. Brinling, Jr.
99.4 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jan R. Van Gorder
99.5 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Michael J. Krahe
99.6 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Philip A. Garcia
99.7 Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Thomas B. Morgan
99.8 Press Release Dated September 14, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

September 15, 2005	By:	Philip A. Garcia

Name: Philip A. Garcia
Title: Executive Vice President & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Douglas F. Ziegler
99.2	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jeffrey A. Ludrof
99.3	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and John J. Brinling, Jr.
99.4	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Jan R. Van Gorder
99.5	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Michael J. Krahe
99.6	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Philip A. Garcia
99.7	Addendum to Employment Agreement effective December 12, 2005 by and between Erie Indemnity Company and Thomas B. Morgan
99.8	Press Release Dated September 14, 2005